UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2003

Gottschalks Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

1-09100	77-0159791
(Commission File Number)	(I.R.S. Employer Identification Number)

7 River Park Place East
Fresno, California    93720
(Address of principal executive offices including zip code)

(559) 434-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits
Exhibit No.	Description
99.1	Press Release dated May 2, 2003.

Item 9. Regulation FD Disclosure

On May 2, 2003, Gottschalks Inc. (the "Company") issued a press release announcing the Company's audited financial results for the fourth quarter and fiscal year ended February 1, 2003, and the filing of its fiscal 2002 Form 10-K with the SEC. A copy of this press release is attached hereto as Exhibit 99.1.

In accordance with SEC Release No. 33-8216, the information in this Form 8-K and the exhibit attached hereto are being furnished under Item 9 rather than under Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gottschalks Inc. (Registrant)

May 2, 2003	By: /s/ James R. Famalette James R. Famalette President and Chief Executive Officer

May 2, 2003	By: /s/ Michael S. Geele Michael S. Geele Senior Vice President and Chief Financial Officer